Exhibit 99(a)

For additional information contact:	Andrew Moreau 501-905-7962
Vice President – Corporate Communications
andrew.moreau@alltel.com

Rob Clancy 501-905-8991
Vice President – Investor Relations
rob.clancy@alltel.com

Release Date:	April 21, 2005

ALLTEL achieves double-digit EPS growth in first quarter
Wireless posts solid revenue, post-pay churn improvements;
wireline broadband sets new quarterly record

LITTLE ROCK, Ark. – ALLTEL today announced that the company achieved strong results in the first quarter. Fully diluted earnings per share under Generally Accepted Accounting Principles (GAAP) was $1.03, including a special dividend on Fidelity National Financial Inc. stock owned by ALLTEL, partially offset by an accounting change related to operating leases. Fully diluted earnings per share from current businesses was 84 cents, an 18 percent increase compared with a year ago.

      Among the highlights for the first quarter:

•	Total revenues were $2.1 billion, an 8 percent increase from a year ago. Net income under GAAP was $313 million, a 65 percent increase. Net income from current businesses was $255 million, a 15 percent increase from a year ago.

•	Wireless revenues were $1.4 billion, a 14 percent increase from a year ago. Segment income was $272 million, a 29 percent increase, and post-pay churn was 1.72 percent, an 11 percent improvement from 1.93 percent a year ago. Average revenue per wireless customer was $48.80, a 6 percent increase from a year ago and the best year-over-year increase since 1998.

•	Wireline revenues were $594 million, down 1 percent from the previous year. Segment income was $215 million, a 6 percent decline. The company added 40,000 broadband customers, a new quarterly record. Average revenue per wireline customer was $66.08, a 2 percent increase.

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ALLTEL reports strong first-quarter results
Page Two

•	Equity free cash flow from current businesses was $331 million. Net cash provided from operations was $779 million.

      “ALLTEL’s wireless business delivered excellent growth in revenue and profit,” said Scott Ford, ALLTEL president and chief executive officer. “In addition, our wireline business set a new quarterly record for broadband growth, which helped offset the effects of the line losses that we experienced.”

      ALLTEL also announced several initiatives in the first quarter, including:

•	An industry-first pricing plan for wireless data services, allowing customers to combine video, picture and text messaging for one flat rate.

•	Continued expansion of high-speed wireless data service across its footprint.

•	Improving the functionality of Touch2Talk by adding new features, two handsets and offering customers the same nationwide footprint for Touch2Talk calls that is available for their standard voice and data services.

•	Plans to offer DISH network satellite TV service to customers later this summer in ALLTEL’s 15-state wireline territory.

      ALLTEL is a customer-focused communications company with more than 13 million customers and $8 billion in annual revenues. ALLTEL provides wireless, local telephone, long-distance, Internet and broadband data services to residential and business customers in 27 states.

      ALLTEL claims the protection of the safe-harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to uncertainties that could cause actual future events and results to differ materially from those expressed in the forward-looking statements. These forward-looking statements are based on estimates, projections, beliefs, and assumptions and are not guarantees of future events and results. Actual future events and results may differ materially from those expressed in these forward-looking statements as a result of a number of important factors. Representative examples of these factors include (without limitation) adverse changes in economic conditions in the markets served by ALLTEL; the extent, timing, and overall effects of competition in the communications business; material changes in the communications industry generally that could adversely affect vendor relationships with equipment and network suppliers and customer relationships

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ALLTEL reports strong first-quarter results
Page Three

with wholesale customers; changes in communications technology; the risks associated with pending acquisitions and the integration of acquired businesses; adverse changes in the terms and conditions of the company’s wireless roaming agreements; the uncertainties related to ALLTEL’s strategic investments; the effects of litigation; and the effects of federal and state legislation, rules, and regulations governing the communications industry. In addition to these factors, actual future performance, outcomes, and results may differ materially because of more general factors including (without limitation) general industry and market conditions and growth rates, economic conditions, and governmental and public policy changes.

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ALLTEL, NYSE: AT
www.alltel.com

ALLTEL CORPORATION
CONSOLIDATED HIGHLIGHTS
BUSINESS SEGMENTS AND OTHER CONSOLIDATED FINANCIAL INFORMATION
(In thousands, except per share amounts)

	THREE MONTHS ENDED
			Increase
	March 31,	March 31,	(Decrease)
	2005	2004	Amount	%
UNDER GAAP:
Revenues and sales:
Wireless	$1,352,009	$1,184,486	$167,523	14
Wireline	593,632	599,466	(5,834)	(1)
Communications support services	224,705	219,050	5,655	3

Total business segments	2,170,346	2,003,002	167,344	8
Less intercompany eliminations	44,363	41,830	2,533	6

Total revenues and sales	$2,125,983	$1,961,172	$164,811	8

Segment income:
Wireless	$271,555	$210,923	$60,632	29
Wireline	214,501	228,186	(13,685)	(6)
Communications support services	11,902	16,447	(4,545)	(28)

Total segment income	497,958	455,556	42,402	9
Less: corporate expenses (A)	28,690	8,973	19,717	220
restructuring and other charges	—	51,765	(51,765)	(100)

Total operating income	$469,268	$394,818	$74,450	19

Operating margin (B):
Wireless	20.1%	17.8%	2.3%	13
Wireline	36.1%	38.1%	(2.0%)	(5)
Communications support services	5.3%	7.5%	(2.2%)	(29)
Consolidated	22.1%	20.1%	2.0%	10

Net income	$313,004	$189,843	$123,161	65
Earnings per share:
Basic	$1.04	$.61	$.43	70
Diluted	$1.03	$.61	$.42	69

Weighted average common shares:
Basic	302,172	311,486	(9,314)	(3)
Diluted	303,468	312,458	(8,990)	(3)
Annual dividend rate per common share	$1.52	$1.48	$.04	3

FROM CURRENT BUSINESSES (NON-GAAP)(C):
Operating income	$489,059	$446,583	$42,476	10
Operating margin (B)	23.0%	22.8%	.2%	1
Net income	$255,284	$221,499	$33,785	15
Earnings per share:
Basic	$.84	$.71	$.13	18
Diluted	$.84	$.71	$.13	18

(A)	Corporate expenses for 2005 primarily include the effects of a change in accounting for operating leases with scheduled rent increases.

(B)	Operating margin is calculated by dividing segment income by the corresponding amount of segment revenues and sales.

(C)	Current businesses excludes the effects of a special cash dividend received on the Company’s investment in Fidelity National Financial, Inc. common stock, a change in accounting for operating leases and restructuring and other charges.

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ALLTEL CORPORATION
CONSOLIDATED STATEMENTS OF INCOME UNDER GAAP-Page 2
(In thousands, except per share amounts)

	THREE MONTHS ENDED
	March 31,	March 31,
	2005	2004
Revenues and sales:
Service revenues	$1,898,262	$1,765,578
Product sales	227,721	195,594

Total revenues and sales	2,125,983	1,961,172

Costs and expenses:
Cost of services	626,260	560,771
Cost of products sold	281,773	257,283
Selling, general, administrative and other	407,465	375,193
Depreciation and amortization	341,217	321,342
Restructuring and other charges	—	51,765

Total costs and expenses	1,656,715	1,566,354

Operating income	469,268	394,818
Equity earnings in unconsolidated partnerships	10,743	13,252
Minority interest in consolidated partnerships	(18,347)	(15,571)
Other income, net	120,735	4,613
Interest expense	(86,689)	(91,736)

Income before income taxes	495,710	305,376
Income taxes	182,706	115,533

Net income	313,004	189,843
Preferred dividends	24	27

Net income applicable to common shares	$312,980	$189,816

Earnings per share:
Basic	$1.04	$.61
Diluted	$1.03	$.61

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ALLTEL CORPORATION
RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)-Page 3
for the three months ended March 31, 2005
(In thousands, except per share amounts)

								Corporate
	Results of	Items		Results of	Segment Information			Operations
	Operations	Excluded from		Operations			Communications	and
	Under	Current		from Current			Support	Intercompany
	GAAP	Businesses		Businesses	Wireless	Wireline	Services	Eliminations
Revenues and sales:
Service revenues	$1,898,262	$—		$1,898,262	$1,274,377	$583,815	$77,842	$(37,772)
Product sales	227,721	—		227,721	77,632	9,817	146,863	(6,591)

Total revenues and sales	2,125,983	—		2,125,983	1,352,009	593,632	224,705	(44,363)

Costs and expenses:
Cost of services	626,260	(19,791	) (A)	606,469	405,673	181,024	56,343	(36,571)
Cost of products sold	281,773	—		281,773	148,806	6,998	133,060	(7,091)
Selling, general, administrative and other	407,465	—		407,465	322,477	63,806	14,928	6,254
Depreciation and amortization	341,217	—		341,217	203,498	127,303	8,472	1,944
Restructuring and other charges	—	—		—	—	—	—	—

Total costs and expenses	1,656,715	(19,791)		1,636,924	1,080,454	379,131	212,803	(35,464)

Operating income	469,268	19,791		489,059	$271,555	$214,501	$11,902	$(8,899)

Equity earnings in unconsolidated partnerships	10,743	—		10,743
Minority interest in consolidated partnerships	(18,347)	—		(18,347)
Other income, net	120,735	(111,036	) (B)	9,699
Interest expense	(86,689)	—		(86,689)

Income before income taxes	495,710	(91,245)		404,465
Income taxes	182,706	(33,525	) (D)	149,181

Net income	313,004	(57,720)		255,284
Preferred dividends	24	—		24

Net income applicable to common shares	$312,980	$(57,720)		$255,260

Earnings per share:
Basic	$1.04	$(.20)		$.84
Diluted	$1.03	$(.19)		$.84

See notes on page 5 for a description of the line items marked (A) - (D).

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ALLTEL CORPORATION
RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)-Page 4
for the three months ended March 31, 2004
(In thousands, except per share amounts)

								Corporate
	Results of	Items		Results of	Segment Information			Operations
	Operations	Excluded from		Operations			Communications	and
	Under	Current		from Current			Support	Intercompany
	GAAP	Businesses		Businesses	Wireless	Wireline	Services	Eliminations
Revenues and sales:
Service revenues	$1,765,578	$—		$1,765,578	$1,115,504	$591,533	$93,755	$(35,214)
Product sales	195,594	—		195,594	68,982	7,933	125,295	(6,616)

Total revenues and sales	1,961,172	—		1,961,172	1,184,486	599,466	219,050	(41,830)

Costs and expenses:
Cost of services	560,771	—		560,771	355,742	172,871	65,959	(33,801)
Cost of products sold	257,283	—		257,283	144,550	5,155	114,868	(7,290)
Selling, general, administrative and other	375,193	—		375,193	295,742	60,920	13,230	5,301
Depreciation and amortization	321,342	—		321,342	177,529	132,334	8,546	2,933
Restructuring and other charges	51,765	(51,765	) (C)	—	—	—	—	—

Total costs and expenses	1,566,354	(51,765)		1,514,589	973,563	371,280	202,603	(32,857)

Operating income	394,818	51,765		446,583	$210,923	$228,186	$16,447	$(8,973)

Equity earnings in unconsolidated partnerships	13,252	—		13,252
Minority interest in consolidated partnerships	(15,571)	—		(15,571)
Other income, net	4,613	—		4,613
Interest expense	(91,736)	—		(91,736)

Income before income taxes	305,376	51,765		357,141
Income taxes	115,533	20,109	(D)	135,642

Net income	189,843	31,656		221,499
Preferred dividends	27	—		27

Net income applicable to common shares	$189,816	$31,656		$221,472

Earnings per share:
Basic	$.61	$.10		$.71
Diluted	$.61	$.10		$.71

See notes on page 5 for a description of the line items marked (A) - (D).

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ALLTEL CORPORATION
NOTES TO RECONCILIATIONS OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)-Page 5

As disclosed in the Company’s Form 8-K filed on April 21, 2005, ALLTEL has presented in this earnings release results of operations from current businesses which exclude the effects of a special cash dividend received on the Company’s investment in Fidelity National Financial, Inc. (“Fidelity National”) common stock, a change in accounting for certain operating leases and restructuring and other charges. ALLTEL’s purpose for excluding items from the current business measures is to focus on ALLTEL’s true earnings capacity associated with providing telecommunication services. Management believes the items excluded from the current business measures are related to strategic activities or other events, specific to the time and opportunity available, and, accordingly, should be excluded when evaluating the trends of the Company’s operations.

ALLTEL believes that presenting the current business measures assists investors in assessing the true business performance of the Company by clarifying for investors the effects that certain items such as restructuring expenses and other business consolidation costs arising from past acquisition and restructuring activities had on the Company’s GAAP consolidated results of operations. The Company uses results from current businesses as management’s primary measure of the performance of its business segments. ALLTEL management, including the chief operating decision-maker, uses the current business measures consistently for all purposes, including internal reporting purposes, the evaluation of business objectives, opportunities and performance and the determination of management compensation.

As the Company evaluates segment performance based on segment income, which is computed as revenues and sales less operating expenses, the special cash dividend, the effects of the change in accounting for operating leases and restructuring and other charges have not been allocated to the business segments. In addition, none of the non-operating items such as equity earnings in unconsolidated partnerships, minority interest expense, other income, net, interest expense and income taxes have been allocated to the segments.

(A)	Effective January 1, 2005, ALLTEL changed its accounting for operating leases with scheduled rent increases. Certain of the Company’s operating lease agreements for cell sites and for office and retail locations include scheduled rent escalations during the initial lease term and/or during succeeding optional renewal periods. Previously, the Company had not recognized the scheduled increases in rent expense on a straight-line basis in accordance with the provisions of Statement of Financial Accounting Standards No. 13, “Accounting for Leases” and Financial Accounting Standards Board Technical Bulletin No. 85-3, “Accounting for Operating Leases with Scheduled Rent Increases”. The effects of this change, which are included in corporate expenses, were not material to the Company’s previously reported consolidated results of operations, financial position or cash flows.

(B)	On December 8, 2004, Fidelity National announced that its board of directors had approved a plan to recapitalize a subsidiary and pay a special $10 per share cash dividend to Fidelity National stockholders. The special cash dividend was received by ALLTEL on March 28, 2005.

(C)	The Company announced its plans to reorganize its operating structure and exit its competitive local exchange carrier operations in the Jacksonville, Florida market. In connection with these activities, the Company recorded a restructuring charge of $29.3 million consisting of severance and employee benefit costs related to a planned workforce reduction, employee relocation costs, lease termination and other restructuring-related costs. The Company also recorded a $2.3 million reduction in the liabilities associated with various restructuring activities initiated prior to 2003. In addition, the Company recorded a write-down of $24.8 million in the carrying value of certain corporate and regional facilities to fair value in conjunction with the proposed leasing or sale of those facilities.

(D)	Tax-related effect of the items discussed in Notes A - C above.

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ALLTEL CORPORATION
SUPPLEMENTAL OPERATING INFORMATION-Page 6
(Dollars in thousands, except per customer amounts)

	THREE MONTHS ENDED
			Increase
	March 31,	March 31,	(Decrease)
	2005	2004	Amount	%
Wireless:
Controlled POPs	63,745,833	61,313,088	2,432,745	4
Customers	8,801,285	8,181,166	620,119	8
Penetration rate	13.8%	13.3%	.5%	4
Average customers	8,704,634	8,089,877	614,757	8
Gross customer additions:
Internal	669,704	737,385	(67,681)	(9)
Acquired	53,961	—	53,961	—

Total	723,665	737,385	(13,720)	(2)

Net customer additions:
Internal	120,837	157,741	(36,904)	(23)
Acquired	53,961	—	53,961	—

Total	174,798	157,741	17,057	11

Customer acquisition costs:
Product sales	$(49,859)	$(52,322)	$2,463	5
Cost of products sold	69,697	86,792	(17,095)	(20)
Selling and marketing expenses	184,992	185,873	(881)	—

Total	$204,830	$220,343	$(15,513)	(7)

Cost to acquire a new customer (A)	$306	$299	$7	2
Cash costs:
Product sales	$(77,632)	$(68,982)	$(8,650)	(13)
Cost of services	405,673	355,742	49,931	14
Cost of products sold	148,806	144,550	4,256	3
Selling, general, administrative and other	322,477	295,742	26,735	9

Total	799,324	727,052	72,272	10
Less customer acquisition costs	204,830	220,343	(15,513)	(7)

Total	$594,494	$506,709	$87,785	17

Cash cost per unit per month, excluding customer acquisition costs (B)	$22.77	$20.88	$1.89	9
Revenues:
Service revenues	$1,274,377	$1,115,504	$158,873	14
Less wholesale revenues	91,066	82,669	8,397	10

Retail revenues	$1,183,311	$1,032,835	$150,476	15

Average revenue per customer per month (C)	$48.80	$45.96	$2.84	6
Retail revenue per customer per month (D)	$45.31	$42.56	$2.76	6
Retail minutes of use per customer per month (E)	547	432	115	27
Postpay churn	1.72%	1.93%	(.21%)	(11)
Total churn	2.11%	2.40%	(.29%)	(12)
Service revenue operating margin (F)	21.3%	18.9%	2.4%	13
Capital expenditures (G)	$190,576	$127,596	$62,980	49

(A)	Cost to acquire a new customer is calculated by dividing the sum of the GAAP reported product sales, cost of products sold and sales and marketing expenses (included within “Selling, general, administrative and other”), as reported in the Consolidated Statements of Income, by the number of internal gross customer additions in the period. Customer acquisition costs exclude amounts related to the Company’s customer retention efforts.

(B)	Cash cost per unit per month, excluding customer acquisition costs, is calculated by dividing the sum of the GAAP reported product sales, cost of services, cost of products sold, selling, general, administrative and other expenses as reported in the Consolidated Statements of Income, less customer acquisition costs, by the number of average customers for the period.

(C)	Average revenue per customer per month is calculated by dividing wireless service revenues by average customers for the period.

(D)	Retail revenue per customer per month is calculated by dividing wireless retail revenues (service revenues less wholesale revenues) by average customers for the period.

(E)	Retail minutes of use per customer per month represents the average monthly minutes that ALLTEL’s customers use on both the Company’s network and while roaming on other carriers’ networks.

(F)	Service revenue operating margin is calculated by dividing wireless segment income by wireless service revenues.

(G)	Includes capitalized software development costs.

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ALLTEL CORPORATION
SUPPLEMENTAL OPERATING INFORMATION-Page 7
(Dollars in thousands, except per customer amounts)

	THREE MONTHS ENDED
			Increase
	March 31,	March 31,	(Decrease)
	2005	2004	Amount	%
Wireline:
Customers	2,983,250	3,089,713	(106,463)	(3)
Average customers	2,994,716	3,092,255	(97,539)	(3)
Broadband customers	283,126	174,489	108,637	62
Net broadband additions	39,801	21,461	18,340	85
Average revenue per customer per month (H)	$66.08	$64.62	$1.46	2
Capital expenditures (G)	$73,070	$77,361	$(4,291)	(6)

Communications support services:
Long-distance customers	1,793,069	1,707,746	85,323	5
Capital expenditures (G)	$2,243	$1,689	$554	33

Consolidated:
Equity free cash flow (I)	$330,539	$327,612	$2,927	1
Capital expenditures (G)	$265,962	$215,229	$50,733	24
Total assets	$16,773,214	$16,539,668	$233,546	1

(G)	Includes capitalized software development costs.

(H)	Average revenue per customer per month is calculated by dividing total wireline revenues by average customers for the period.

(I)	Equity free cash flow is calculated as the sum of net income from current businesses plus depreciation and amortization less capital expenditures which includes capitalized software development costs as indicated in Note G.

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ALLTEL CORPORATION
CONSOLIDATED BALANCE SHEETS UNDER GAAP-Page 8
(In thousands)

	March 31,	December 31,
	2005	2004
ASSETS

CURRENT ASSETS:
Cash and short-term investments	$888,372	$484,934
Accounts receivable (less allowance for doubtful accounts of $46,533 and $53,606, respectively)	857,957	912,665
Inventories	148,169	156,785
Prepaid expenses and other	88,216	62,383

Total current assets	1,982,714	1,616,767

Investments	668,158	804,861
Goodwill	4,912,940	4,875,718
Other intangibles	1,295,731	1,306,140

PROPERTY, PLANT AND EQUIPMENT:
Land	282,656	278,084
Buildings and improvements	1,159,156	1,134,824
Wireline	6,779,175	6,735,748
Wireless	5,884,097	5,763,965
Information processing	1,072,241	1,048,446
Other	491,980	489,936
Under construction	406,690	385,283

Total property, plant and equipment	16,075,995	15,836,286
Less accumulated depreciation	8,575,629	8,288,195

Net property, plant and equipment	7,500,366	7,548,091

Other assets	413,305	452,159

TOTAL ASSETS	$16,773,214	$16,603,736

LIABILITIES AND SHAREHOLDERS’ EQUITY

CURRENT LIABILITIES:
Current maturities of long-term debt	$673,804	$224,958
Accounts payable	467,700	448,161
Advance payments and customer deposits	218,957	219,338
Accrued taxes	295,665	158,197
Accrued dividends	115,094	105,922
Accrued interest	82,732	120,259
Other current liabilities	172,083	183,523

Total current liabilities	2,026,035	1,460,358

Long-term debt	4,924,571	5,352,422
Deferred income taxes	1,640,876	1,715,119
Other liabilities	941,616	947,172

SHAREHOLDERS’ EQUITY:
Preferred stock	307	307
Common stock	302,563	302,268
Additional paid-in capital	203,688	197,902
Unrealized holding gain on investments	61,196	153,926
Foreign currency translation adjustment	482	482
Retained earnings	6,671,880	6,473,780

Total shareholders’ equity	7,240,116	7,128,665

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$16,773,214	$16,603,736

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ALLTEL CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS UNDER GAAP-Page 9
(In thousands)

	THREE MONTHS ENDED
	March 31,	March 31,
	2005	2004
Net Cash Provided from Operations:
Net income	$313,004	$189,843
Adjustments to reconcile net income to net cash provided from operations:
Depreciation and amortization	341,217	321,342
Provision for doubtful accounts	40,915	42,598
Non-cash portion of restructuring and other charges	—	25,569
Change in deferred income taxes	(19,120)	72,143
Other, net	13,559	(2,894)
Changes in operating assets and liabilities, net of the effects of acquisitions and dispositions:
Accounts receivable	16,527	4,475
Inventories	8,661	5,430
Accounts payable	17,610	(75,031)
Other current liabilities	86,590	(14,964)
Other, net	(40,306)	(16,978)

Net cash provided from operations	778,657	551,533

Cash Flows from Investing Activities:
Additions to property, plant and equipment	(254,862)	(207,205)
Additions to capitalized software development costs	(11,100)	(8,024)
Additions to investments	(753)	(1,057)
Purchases of property, net of cash acquired	(51,835)	—
Proceeds from the return on or sale of investments	7,826	20,286
Other, net	3,021	(5,853)

Net cash used in investing activities	(307,703)	(201,853)

Cash Flows from Financing Activities:
Dividends on preferred and common stock	(105,731)	(115,489)
Reductions in long-term debt	(1,874)	(1,494)
Distributions to minority investors	(12,743)	(16,174)
Long-term debt issued	50,000	—
Repurchases of common stock	—	(243,033)
Common stock issued	2,832	5,927

Net cash used in financing activities	(67,516)	(370,263)

Effect of exchange rate changes on cash and short-term investments	—	251

Increase (decrease) in cash and short-term investments	403,438	(20,332)

Cash and Short-term Investments:
Beginning of the period	484,934	657,764

End of the period	$888,372	$637,432

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ALLTEL CORPORATION
RECONCILIATIONS OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)-Page 10
(In thousands)

	THREE MONTHS ENDED
	March 31,	March 31,
	2005	2004
Net cash provided from operations	$778,657	$551,533
Adjustments to reconcile to net income under GAAP:
Depreciation and amortization expense	(341,217)	(321,342)
Provision for doubtful accounts	(40,915)	(42,598)
Non-cash portion of restructuring and other charges	—	(25,569)
Change in deferred income taxes	19,120	(72,143)
Other non-cash changes, net	(13,559)	2,894
Changes in operating assets and liabilities, net of the effects of acquisitions and dispositions	(89,082)	97,068

Net income under GAAP	313,004	189,843
Adjustments to reconcile to net income from current businesses:
Restructuring and other charges, net of tax	—	31,656
Special dividend received on Fidelity National Financial, Inc. common stock, net of tax	(69,812)	—
Change in accounting for operating leases, net of tax	12,092	—

Net income from current businesses	255,284	221,499
Adjustments to reconcile to equity free cash flow from current businesses:
Depreciation and amortization expense	341,217	321,342
Capital expenditures	(265,962)	(215,229)

Equity free cash flow from current businesses	$330,539	$327,612

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